UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 9, 2014

YONGYE INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Nevada	001-34444	20-8051010
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6th Floor, Suite 608, Xue Yuan International Tower,

No. 1 Zhichun Road, Haidian District, Beijing, PRC

(Address Of Principal Executive Offices) (Zip Code)

+86 10 8232 8866

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 9, 2014, Yongye International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its previously announced agreement and plan of merger dated as of September 23, 2013, among Full Alliance International Limited (“Holdco”), Yongye International Limited (“Parent”), Yongye International Merger Sub Limited (“Merger Sub”) and the Company (the “Merger Agreement”, and the Merger Agreement as so amended, the “Amended Merger Agreement”). The Amendment follows the revised “going private” proposal from (i) Mr. Zishen Wu (“Mr. Wu”), the Company’s Chairman and Chief Executive Officer, (ii) MSPEA Agriculture Holding Limited (“MSPEA”), (iii) Lead Rich International Limited (“Lead Rich”) and (iv) Holdco (together with Mr. Wu, MSPEA and Lead Rich, the “Buyer Consortium”).

The Amendment provides for an increase in the per share merger consideration to be paid to holders of shares of common stock, par value $0.001 per share, of the Company (the “Shares”) under the Amended Merger Agreement, other than (i) Shares owned by Holdco, Parent and Merger Sub, including shares to be contributed to Parent by Holdco, Mr. Wu, Prosper Sino Development Limited (“Prosper Sino”) and MSPEA, immediately prior to the effective time of the Merger pursuant to a contribution agreement, dated as of September 23, 2013, among Parent, Holdco, Mr. Wu, Prosper Sino and MSPEA, and (ii) Shares held by the Company or any subsidiary of the Company ((i) and (ii) collectively, the “Excluded Shares”), from $6.69 per Share to $7.10 per Share.

The Amendment revises the requirement that the Merger Agreement be approved by the affirmative vote of the holders of at least a majority of the issued and outstanding Shares (other than the Excluded Shares) to instead require that the Amended Merger Agreement be approved by the affirmative vote of the holders of at least a majority of the issued and outstanding Shares (other than the Excluded Shares) that are present in person or by proxy and voting for or against approval of the Amended Merger Agreement at the stockholders’ meeting.

The Amendment provides for an increase in the maximum amount of the Company’s expenses in connection with the transactions contemplated by the Merger Agreement reimbursable by Holdco and Parent under certain circumstances in which the Amended Merger Agreement is terminated from US$2,000,000 to US$3,000,000.

The Amendment also extends the termination date from June 23, 2014 to September 22, 2014 such that, subject to certain conditions, the Amended Merger Agreement may be terminated and the Merger may be abandoned by either the Company (upon the approval of the special committee of the Company’s Board of Directors (the “Special Committee”)) or Parent if the proposed Merger is not consummated on or before September 22, 2014.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on September 23, 2013, remains in full force and effect as originally executed on September 23, 2013. The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by this reference.

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Board Recommendation; Proxy Materials

The Board of Directors, based upon the unanimous recommendation of the Special Committee approved and adopted the Amendment and has recommended that the Company’s stockholders vote to approve the Amended Merger Agreement. The Special Committee negotiated the terms of the Amendment with the assistance of Houlihan Lokey Capital, Inc., which has provided an opinion to the Special Committee to the effect that the amended merger consideration to be received by holders of the Shares (other than the Excluded Shares) is fair, from a financial point of view, to such holders.

The Company plans to prepare and mail a revised proxy statement to its stockholders in connection with a Special Meeting of Stockholders to be held to approve the proposed Merger with Merger Sub, pursuant to which the Company would be acquired by Parent. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a revised Schedule 13E-3 transaction statement. These documents will be filed with the Securities and Exchange Commission (the “SEC”) as soon as practical. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the revised proxy statement and revised Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at Yongye International, Inc., 6th Floor, Suite 608, Xue Yuan International Tower, No. 1 Zhichun Road, Haidian District, Beijing, PRC, telephone: +86 10 8231 8866. E-mail: ir@yongyeintl.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in the revised proxy statement and revised Schedule 13E-3 transaction statement relating to the proposed Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the revised proxy statement and revised Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this announcement may be viewed as "forward-looking statements" within the meaning of Section 27A of U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual performance, financial condition or results of operations of the Company to be materially different from any future performance, financial condition or results of operations implied by such forward-looking statements. The accuracy of these statements may be affected by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. The Company undertakes no ongoing obligation, other than that imposed by law, to update these statements.

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Item 8.01	Other Events.

On April 9, 2014, the Company issued a press release announcing it has entered into the Amendment to its previously announced Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Company plans to file with the SEC an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 to include additional disclosure with respect to, among other things, the new manufacturing facility described in the Company’s definitive proxy statement filed with the SEC on January 9, 2014.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

2.1	Amendment No.1 to the Agreement and Plan of Merger among Full Alliance International Limited, Yongye International Limited, Yongye International Merger Sub Limited and the Company, dated April 9, 2014

99.1	Press Release dated April 9, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2014

YONGYE INTERNATIONAL, INC.

By:	/s/ Zishen Wu
Name: Zishen Wu Title: Chief Executive Officer

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